EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of VelaTel Global Communications, Inc. ("Company") on Form 10-Q for fiscal quarter ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George Alvarez, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. §. 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 15, 2011	By: /s/ George Alvarez
George Alvarez, Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.